[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) CAPITAL
                         OPPORTUNITIES SERIES

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,           Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;     MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company              500 Boylston Street
(video franchise)                                                    Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGER                                                    Boston, MA 02107-9906
Maura A. Shaughnessy*
                                                                     For additional information,
TREASURER                                                            contact your investment professional.
James O. Yost*
                                                                     CUSTODIAN
ASSISTANT TREASURERS                                                 State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                  WORLD WIDE WEB
Laura F. Healy*                                                      www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of -11.91%, and Service Class shares provided a total return of -12.04%. These returns, which include the reinvestment of any distributions, compare to a -6.70% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged, but commonly used measure of common stock total return performance.

The market was in negative territory for the period, as we saw dismal stock performance in the first quarter of the year, mixed with a lot of volatility. Then stock prices began to recover in April and May in hopes that earnings and revenues had stopped deteriorating and that the Federal Reserve Board (the Fed) would continue its program of interest rate cuts begun in January. The market's improvement was gradual but it wasn't enough to offset the earlier, dramatic losses. On the bright side, the market activity at least seemed a bit more rational toward the end of the period. During this time span, small- and mid-cap stocks outperformed large-cap stocks by a wide margin, as large-cap growth companies were hit hard by the slowdown in capital spending, particularly in the technology and telecommunications sectors.

Since growth stocks suffered during the period, the series finished in negative territory and also lagged the more broad-based S&P 500. Disappointments came mainly from the health care, technology, and telecommunications sectors. Among the names that most hurt performance were Applera Corp. -- Applied Biosystems, a medical device, company; EMC, a storage company; and XO Communications, a new telecom services entrant.

Despite the overall weakness in the growth areas of the market, there were some positive performers in the portfolio during the period. For example, oil services holdings such as Grant Pride Co., Santa Fe International, and Weatherford International definitely helped performance, as these stocks rallied amid tight supply and stepped-up drilling. Financial services gave another boost, as we concentrated on what we felt were high-quality companies that could possibly avoid getting hurt if credit problems increased in the softer economy. We were also fortunate that a number of our largest investments turned in solid results, including Microsoft; Calpine, an independent power producer; and United Technologies, an aerospace conglomerate.

Despite the fact that they outperformed large-cap stocks during the period, we really did not steer the portfolio toward more small- and mid-cap names and away from the large-caps. However, we did have a good size stake in small- and mid-size stocks, many of which did well. But this is a multi-cap portfolio, which typically has its biggest investments in large-cap companies. However, our small- and mid-cap allocation did grow slightly as some of our larger investments, particularly in the technology and telecom sectors, suffered steep declines in their stock prices, which effectively lowered the market capitalization of these companies (outstanding shares multiplied by share price value) below the $11.1 billion threshold for large-cap stocks.

Historically, we have tended to increase holdings in stocks we like when their prices fall and have often pared back when we feel their prices have reached lofty levels. We applied this traditional strategy during the period by adding to our stake in Tyco International, a multi-industry conglomerate, when it announced an acquisition that caused concern among investors and sent the stock price falling. The stock price later bounced back as the company delivered on earnings projections. Another example of this strategy would be in the financial services area, where we increased our investment in Citigroup and bought FleetBoston because their stock prices appeared attractive to us when worries about a weaker economy unsettled the sector.

As a result of this same investment philosophy and sell discipline, we decided to take some profits in top performers such as Calpine and Santa Fe International because both stocks had posted strong gains. We also trimmed our stake in United Technologies after its stock price benefited from corporate restructuring, and in Microsoft, which rallied on the expectation that it will meet earnings projections going forward. We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders -- companies that we believe could be in a strong position to benefit from an economic recovery.

Looking ahead, although business fundamentals appear to us to have stabilized, we think it's unlikely we'll see much of an improvement before the fourth quarter. Stock prices, which typically recover six or seven months ahead of earnings improvements, appear to be pointing to a late-year rebound. In addition, we expect interest rate reductions, which take some time before their impact is felt, to boost the economy around or after year-end. Finally, we are hopeful that fourth-quarter earnings could look better than last year's, which were terrible. We plan to keep the series in the middle of the road in terms of volatility by striking a balance between more-defensive growth companies that could hold up well in a tougher economic environment, and more-cyclical media, technology, and retailing stocks that could benefit in a recovery.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities. Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class August 14, 1996
                  Service Class May 1, 2000

Size: $169.2 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS
                                               6 Months              1 Year            3 Years              Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -11.91%             -21.46%            +33.59%           +118.25%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --               -21.46%            +10.14%           + 17.36%
-----------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                               6 Months              1 Year            3 Years              Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -12.04%             -21.65%            +33.26%           +117.71%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --               -21.65%            +10.05%           + 17.30%
-----------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, August 14, 1996, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 89.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 79.3%
  Advertising & Broadcasting - 0.5%
    Lamar Advertising Co., "A"*                                         18,780             $    866,697
-------------------------------------------------------------------------------------------------------
  Aerospace - 1.7%
    Boeing Co.                                                          12,890             $    716,684
    United Technologies Corp.                                           29,980                2,196,335
                                                                                           ------------
                                                                                           $  2,913,019
-------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    General Motors Corp., "H"*                                          50,990             $  1,032,548
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank America Corp.                                                  15,920             $    955,678
    Capital One Financial Corp.                                         13,500                  810,000
    Comerica, Inc.                                                       8,300                  478,080
    Providian Financial Corp.                                           25,500                1,509,600
    U.S. Bancorp                                                        53,469                1,218,558
                                                                                           ------------
                                                                                           $  4,971,916
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Guidant Corp.*                                                      48,000             $  1,728,000
    Pharmacia Corp.                                                     17,500                  804,125
    Waters Corp.*                                                       19,050                  525,970
                                                                                           ------------
                                                                                           $  3,058,095
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Sun Microsystems, Inc.*                                            102,000             $  1,647,300
    Texas Instruments, Inc.                                             17,510                  551,565
                                                                                           ------------
                                                                                           $  2,198,865
-------------------------------------------------------------------------------------------------------
  Business Services - 0.7%
    Fiserv, Inc.*                                                       10,610             $    667,263
    Nextel Partners, Inc.*                                              34,320                  530,244
                                                                                           ------------
                                                                                           $  1,197,507
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    Motorola, Inc.                                                      64,900             $  1,074,744
    QUALCOMM, Inc.*                                                     10,010                  570,069
    Sprint Corp. (PCS Group)*                                           89,420                2,159,493
                                                                                           ------------
                                                                                           $  3,804,306
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Compaq Computer Corp.                                              104,870             $  1,624,436
    Dell Computer Corp.*                                                42,150                1,121,190
                                                                                           ------------
                                                                                           $  2,745,626
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                                    34,490             $  2,476,727
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    EMC Corp.*                                                          54,920             $  1,595,426
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.7%
    Comverse Technology, Inc.*                                           1,500             $     86,610
    Extreme Networks, Inc.*                                             23,610                  676,426
    I2 Technologies, Inc.*                                              15,870                  311,846
    JNI Corp.*                                                          27,520                  368,768
    Oracle Corp.*                                                       49,120                  968,155
    Rational Software Corp.*                                            20,510                  578,997
    VERITAS Software Corp.*                                             23,100                1,556,709
                                                                                           ------------
                                                                                           $  4,547,511
-------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Smurfit-Stone Container Corp.*                                      35,100             $    546,156
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                                                12,650             $    616,687
    QLogic Corp.*                                                       21,180                1,363,357
                                                                                           ------------
                                                                                           $  1,980,044
-------------------------------------------------------------------------------------------------------
  Electronics - 6.7%
    Analog Devices, Inc.*                                               18,500             $    800,125
    Atmel Corp.*                                                       156,900                2,039,700
    Cypress Semiconductor Corp.*                                        13,600                  324,360
    Fairchild Semiconductor International Co.*                          38,320                  881,360
    Flextronics International Ltd.*                                     89,480                2,389,116
    Intel Corp.                                                         38,210                1,156,235
    Lam Research Corp.*                                                  2,900                   86,507
    LSI Logic Corp.*                                                    46,200                  868,560
    Micron Technology, Inc.*                                            32,000                1,315,200
    Sanmina Corp.*                                                      30,000                  724,200
    Tektronix, Inc.*                                                    16,600                  450,690
    Teradyne, Inc.*                                                      9,400                  311,140
                                                                                           ------------
                                                                                           $ 11,347,193
-------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Dynegy, Inc.                                                        25,230             $  1,173,195
-------------------------------------------------------------------------------------------------------
  Entertainment - 4.1%
    AOL Time Warner, Inc.*                                               6,000             $    318,000
    Clear Channel Communications, Inc.*                                 31,160                1,953,732
    Fox Entertainment Group, Inc.*                                      35,420                  988,218
    Harrah's Entertainment, Inc.*                                       13,906                  490,882
    Viacom, Inc., "B"*                                                  61,922                3,204,463
                                                                                           ------------
                                                                                           $  6,955,295
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.1%
    Citigroup, Inc.                                                     58,832             $  3,108,683
    FleetBoston Financial Corp.                                         55,650                2,195,392
    Freddie Mac Corp.                                                   37,690                2,638,300
    Goldman Sachs Group, Inc.                                            3,530                  302,874
    J. P. Morgan Chase & Co.                                            55,890                2,492,694
    Merrill Lynch & Co., Inc.                                           31,000                1,836,750
    Morgan Stanley Dean Witter & Co.                                    17,600                1,130,448
                                                                                           ------------
                                                                                           $ 13,705,141
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    Jefferson Smurfit Corp.                                            501,800             $    943,714
-------------------------------------------------------------------------------------------------------
  Insurance - 5.9%
    AFLAC, Inc.                                                         46,230             $  1,455,783
    American International Group, Inc.                                  21,520                1,850,720
    CIGNA Corp.                                                         24,810                2,377,294
    Hartford Financial Services Group, Inc.                             18,949                1,296,112
    MetLife, Inc.                                                       13,700                  424,426
    Safeco Corp.                                                         8,900                  264,330
    The St. Paul Cos., Inc.                                             18,800                  952,972
    UnumProvident Corp.                                                 42,610                1,368,633
                                                                                           ------------
                                                                                           $  9,990,270
-------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    XO Communications, Inc.*                                           137,360             $    273,346
-------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co., Inc.                                                   27,710             $  1,048,824
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.3%
    American Home Products Corp.                                        33,960             $  1,984,622
    Bristol-Myers Squibb Co.                                            29,100                1,521,930
    Eli Lilly & Co.                                                     28,400                2,101,600
    Pfizer, Inc.                                                        42,995                1,721,950
                                                                                           ------------
                                                                                           $  7,330,102
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Applera Corp. - Applied Biosystems Group                            71,930             $  1,924,128
-------------------------------------------------------------------------------------------------------
  Oil Services - 8.0%
    Cooper Cameron Corp.*                                               13,120             $    732,096
    El Paso Corp.                                                       38,858                2,041,599
    Global Marine, Inc.*                                                98,630                1,837,477
    Grant Pride Co., Inc.*                                             160,790                2,812,217
    Noble Drilling Corp.*                                               38,750                1,269,063
    Santa Fe International Corp.                                        70,200                2,035,800
    Transocean Sedco Forex, Inc.                                        43,416                1,790,910
    Weatherford International, Inc.*                                    21,160                1,015,680
                                                                                           ------------
                                                                                           $ 13,534,842
-------------------------------------------------------------------------------------------------------
  Oils - 1.2%
    Apache Corp.                                                        24,200             $  1,228,150
    Devon Energy Corp.                                                  14,100                  740,250
                                                                                           ------------
                                                                                           $  1,968,400
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Pinnacle Holdings, Inc.*                                            36,680             $    199,906
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Starwood Hotels & Resorts Co.                                        4,800             $    178,944
-------------------------------------------------------------------------------------------------------
  Retail - 2.2%
    Costco Wholesale Corp.*                                             22,300             $    937,492
    CVS Corp.                                                           11,700                  451,620
    Gap, Inc.                                                           35,080                1,017,320
    Home Depot, Inc.                                                    13,100                  609,805
    Wal-Mart Stores, Inc.                                               15,080                  735,904
                                                                                           ------------
                                                                                           $  3,752,141
-------------------------------------------------------------------------------------------------------
  Supermarket - 2.0%
    Kroger Co.*                                                         54,568             $  1,364,200
    Safeway, Inc.*                                                      42,670                2,048,160
                                                                                           ------------
                                                                                           $  3,412,360
-------------------------------------------------------------------------------------------------------
  Telecommunications - 7.7%
    Adelphia Communications Corp., "A"*                                 21,470             $    893,152
    Allegiance Telecom, Inc.*                                           77,990                1,169,850
    American Tower Corp., "A"*                                          20,700                  427,869
    AT&T Corp.*                                                         51,400                  840,390
    Cabletron Systems, Inc.*                                            63,160                1,443,206
    Charter Communications, Inc.*                                       80,570                1,878,892
    Cisco Systems, Inc.*                                                23,040                  445,824
    EchoStar Communications Corp.*                                      67,020                2,114,481
    Emulex Corp.*                                                       10,670                  416,343
    McLeodUSA, Inc., "A"*                                               12,100                   53,119
    Metromedia Fiber Network, Inc., "A"*                                59,530                  116,679
    NTL, Inc.*                                                          52,271                  629,866
    Qwest Communications International, Inc.                            57,670                1,837,943
    Tekelec Co.*                                                        24,570                  649,876
    Williams Communications Group, Inc.*                                42,304                  124,797
    Winstar Communications, Inc.*                                       29,730                    1,368
                                                                                           ------------
                                                                                           $ 13,043,655
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                                                 33,440             $  1,451,296
-------------------------------------------------------------------------------------------------------
  Transportation - 0.7%
    Fedex Corp.*                                                        21,800             $    876,360
    United Parcel Service, Inc.                                          3,800                  219,640
                                                                                           ------------
                                                                                           $  1,096,000
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Corp.*                                                          38,270             $  1,647,523
    Calpine Corp.*                                                      65,010                2,457,378
                                                                                           ------------
                                                                                           $  4,104,901
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.7%
    Enron Corp.                                                         33,080             $  1,620,920
    Williams Cos., Inc.                                                 36,650                1,207,618
                                                                                           ------------
                                                                                           $  2,828,538
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $134,196,634
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.9%
  Bermuda - 4.4%
    Ace Ltd. (Insurance)                                                23,280             $    910,015
    Global Crossing Ltd. (Telecommunications)*                         155,110                1,340,151
    Tyco International Ltd. (Conglomerate)                              96,390                5,253,255
                                                                                           ------------
                                                                                           $  7,503,421
-------------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Aracruz Celulose S.A. (Forest and Paper Products)                   33,600             $    628,320
-------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Celestica Inc. (Business Services)*                                  7,500             $    386,250
-------------------------------------------------------------------------------------------------------
  China - 1.1%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                284,500             $  1,499,211
    China Mobile (Hong Kong) Ltd., ADR (Telecommunications)*            11,340                  303,799
                                                                                           ------------
                                                                                           $  1,803,010
-------------------------------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)                               42,700             $    941,108
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                             14,800             $    754,800
    Partner Communications Co. Ltd., ADR (Cellular Phones)*            136,400                  654,720
                                                                                           ------------
                                                                                           $  1,409,520
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Completel Europe N.V. (Telecommunications)*                         40,190             $    100,104
    Libertel N.V. (Cellular Phones)*                                    38,290                  338,990
                                                                                           ------------
                                                                                           $    439,094
-------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding AB (Telecommunications)*                      41,340             $     85,951
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Medical & Health Products)                             49,600             $  1,796,281
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Vodafone Group PLC (Telecommunications)*                           717,472             $  1,591,179
    Vodafone Group PLC, ADR (Telecommunications)                         5,926                  132,446
                                                                                           ------------
                                                                                           $  1,723,625
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 16,716,580
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $173,168,145)                                               $150,913,214
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.5%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                                        $    763             $    762,913
    Citigroup, Inc., due 7/02/01                                         1,499                1,498,828
    Dow Chemical Co., due 7/02/01                                        1,544                1,543,822
    General Electric Capital Corp., due 7/02/01                          4,106                4,105,532
    Prudential Funding Corp., due 7/02/01                                1,321                1,320,849
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  9,231,944
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.0%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                    VALUE
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, 4.08s dated 6/29/01, due 7/02/01,
      total to be received $8,490,886 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost               $  8,488             $  8,488,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $190,888,089)                                          $168,633,158

Other Assets, Less Liabilities - 0.3%                                                           582,067
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $169,215,225
-------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ 4(2) paper.
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $190,888,089)            $168,633,158
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         8,188,360
  Cash                                                                      709
  Receivable for investments sold                                     2,810,128
  Receivable for series shares sold                                     340,980
  Interest and dividends receivable                                     102,158
  Deferred organization expenses                                            236
  Other assets                                                            3,709
                                                                   ------------
      Total assets                                                 $180,079,438
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  2,642,891
  Payable for series shares reacquired                                   18,579
  Collateral for securities loaned, at value                          8,188,360
  Payable to affiliates -
    Management fee                                                        6,874
    Reimbursement fee                                                     1,375
    Shareholder servicing agent fee                                         306
    Distribution fee                                                        107
    Administrative fee                                                      153
  Accrued expenses and other liabilities                                  5,568
                                                                   ------------
      Total liabilities                                            $ 10,864,213
                                                                   ------------
Net assets                                                         $169,215,225
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $201,017,316
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (22,255,549)
  Accumulated undistributed net realized loss on investments and
    foreign currency transactions                                    (9,641,554)
  Accumulated net investment income                                      95,012
                                                                   ------------
      Total                                                        $169,215,225
                                                                   ============
Shares of beneficial interest outstanding                           10,843,489
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $159,390,922 / 10,212,624 shares of
    beneficial interest outstanding)                                  $15.61
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $9,824,303 / 630,865 shares of
    beneficial interest outstanding)                                  $15.57
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    486,755
    Interest                                                            337,183
    Foreign taxes withheld                                               (8,575)
                                                                   ------------
      Total investment income                                      $    815,363
                                                                   ------------
  Expenses -
    Management fee                                                 $    593,241
    Trustees' compensation                                                3,520
    Shareholder servicing agent fee                                      27,786
    Distribution fee (Service Class)                                      8,450
    Administrative fee                                                   13,878
    Custodian fee                                                        33,755
    Printing                                                             30,998
    Auditing fees                                                        17,357
    Legal fees                                                            2,559
    Amortization of organization expenses                                   911
    Miscellaneous                                                         1,131
                                                                   ------------
      Total expenses                                               $    733,586
    Fees paid indirectly                                                 (7,819)
    Reduction of expenses by investment adviser                          (5,428)
                                                                   ------------
      Net expenses                                                 $    720,339
                                                                   ------------
        Net investment income                                      $     95,024
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (9,010,846)
    Foreign currency transactions                                        (7,715)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (9,018,561)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(11,755,285)
    Translation of assets and liabilities in foreign currencies           1,373
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(11,753,912)
                                                                   ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                 $(20,772,473)
                                                                   ------------
          Decrease in net assets from operations                   $(20,677,449)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2001             DECEMBER 31, 2000
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                                     $     95,024                  $     26,966
    Net realized gain (loss) on investments and foreign
      currency transactions                                     (9,018,561)                   12,237,633
    Net unrealized loss on investments and foreign
      currency translation                                     (11,753,912)                  (23,627,711)
                                                              ------------                  ------------
      Decrease in net assets from operations                  $(20,677,449)                 $(11,363,112)
                                                              ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                  $     (8,769)                 $       --
  From net realized gain in investments and foreign
    currency transactions (Initial Class)                      (12,189,876)                   (7,295,294)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                         (641,321)                         --
                                                              ------------                  ------------
      Total distributions declared to shareholders            $(12,839,966)                 $ (7,295,294)
                                                              ------------                  ------------
Net increase in net assets from series share
  transactions                                                $ 54,488,334                  $103,730,992
                                                              ------------                  ------------
      Total increase in net assets                            $ 20,970,919                  $ 85,072,586
Net assets:
    At beginning of period                                     148,244,306                    63,171,720
                                                              ------------                  ------------
    At end of period (including accumulated net
      investment income of $95,012 and $8,757,
      respectively)                                           $169,215,225                  $148,244,306
                                                              ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                               SIX MONTHS ENDED         ----------------------------------------------------     DECEMBER 31,
                                  JUNE 30, 2001              2000           1999           1998         1997            1996*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                              INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $19.26            $21.74         $14.79         $11.68       $10.66           $10.00
                                         ------            ------         ------         ------       ------           ------
Income from investment operations# -
  Net investment income (loss)(S)        $ 0.01            $ 0.01         $(0.02)        $ 0.03       $ 0.12           $ 0.07
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (2.26)            (0.66          )7.02           3.11         2.66             0.88
                                         ------            ------         ------         ------       ------           ------
    Total from investment
      operations                         $(2.25)           $(0.65)         $7.00         $ 3.14       $ 2.78           $ 0.95
                                         ------            ------         ------         ------       ------           ------

Less distributions declared to shareholders -
  From net investment income             $(0.00)+++        $  --           $  --         $(0.02)      $(0.09)          $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions                 (1.40)            (1.83)         (0.05)         (0.01)       (1.54)           (0.21)
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --                --             --             --           --              (0.01)
  From capital                             --                --             --             --          (0.13)           (0.04)
                                         ------            ------         ------         ------       ------           ------
    Total distributions declared to
      shareholders                       $(1.40)           $(1.83)        $(0.05)        $(0.03)      $(1.76)          $(0.29)
                                         ------            ------         ------         ------       ------           ------
Net asset value - end of period          $15.61            $19.26         $21.74         $14.79       $11.68           $10.66
                                         ======            ======         ======         ======       ======           ======
Total return                             (11.91)%++         (3.66)%        47.42%         26.80%       26.47%            8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               0.91%+            0.94%          1.02%          1.02%        1.02%            1.02%+
  Net investment income (loss)             0.13%+            0.03%         (0.13)%         0.21%        0.91%            1.72%+
Portfolio turnover                           44%              109%           152%           144%         270%              44%
Net assets at end of period (000
Omitted)                               $159,391          $140,043        $63,172        $23,908       $5,660           $1,351

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)     $ 0.01            $ 0.01         $(0.02)        $ 0.02       $(0.02)          $(0.04)
        Ratios (to average net assets):
          Expenses##                       0.92%+            0.93%          1.03%          1.11%        2.08%            3.83%+
          Net investment income (loss)     0.12%+            0.04%         (0.14)%         0.12%       (0.18)%          (1.11)%+
  * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2001                 PERIOD ENDED
                                                                    (UNAUDITED)           DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $  19.24                     $  21.48
                                                                       --------                     --------
Income from investment operations# -
  Net investment loss(S)                                               $  (0.01)                    $  (0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                              (2.26)                       (2.22)
                                                                       --------                     --------
    Total from investment operations                                   $  (2.27)                    $  (2.24)
                                                                       --------                     --------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                       $  (1.40)                  $  --
                                                                       --------                     --------
Net asset value - end of period                                        $  15.57                     $  19.24
                                                                       ========                     ========
Total return                                                             (12.04)%++                    (3.76)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.11%+                       1.12%+
  Net investment loss                                                     (0.07)%+                     (0.11)%+
Portfolio turnover                                                           44%                         109%
Net assets at end of period (000 Omitted)                                $9,824                       $8,201

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
         Net investment loss                                           $  (0.01)                    $  (0.01)
         Ratios (to average net assets):
           Expenses##                                                      1.12%+                       1.11%+
           Net investment loss                                            (0.08)%+                     (0.10)%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were forty shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 30, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash U.S. in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $7,930,293. These loans were collateralized by U.S. Treasury securities of $33,545 and cash of $8,188,360 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     8,188,360          $8,188,360
                                                                    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $5,289 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $2,530 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $70,073.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $93,927,882 and $64,567,377, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $  191,510,866
                                                                --------------
Gross unrealized depreciation                                   $  (30,912,078)
Gross unrealized appreciation                                        8,034,370
                                                                --------------
    Net unrealized appreciation                                 $  (22,877,708)
                                                                ==============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                   SIX MONTHS ENDED JUNE 30, 2001  YEAR ENDED DECEMBER 31, 2000
                   ------------------------------  ----------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                2,877,380   $50,679,968      4,289,811   $93,234,896
Shares issued to
  shareholders in
  reinvestment of
  distributions              753,933    12,198,638        346,569     7,295,285
Shares reacquired           (688,484)  (11,816,116)      (273,012)   (5,972,863)
                           ---------   -----------      ---------   -----------
    Net increase           2,942,829   $51,062,490      4,363,368   $94,557,318
                           ---------   -----------      ---------   -----------

Service Class shares
                   SIX MONTHS ENDED JUNE 30, 2001  YEAR ENDED DECEMBER 31, 2000
                   ------------------------------  ----------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                  329,966   $ 5,854,924        510,788   $10,970,226
Shares issued to
  shareholders in
  reinvestment of
  distributions               39,709       641,308          --            --
Shares reacquired           (165,051)   (3,070,388)       (84,547)   (1,796,552)
                           ---------   -----------      ---------   -----------
    Net increase             204,624   $ 3,425,844        426,241   $ 9,173,674
                           ---------   -----------      ---------   -----------

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $1,126. The series had no borrowings during the period.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VVS-3 8/01 91.6M